EXHIBIT 16.1

December 29, 1997





Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Angeles Participating Mortgage Trust dated December 19, 1997.

Yours truly,


/s/ Deloitte & Touche LLP